This  Registration  Rights Agreement (this "Agreement") is made and entered
                                                 ---------
into as of May 21, 2004 by and between IMAGIN Diagnostic Centres, Inc., an Ontario, Canada corporation ("IMAGIN" and the "Purchaser"), and Positron
                                 ------              ---------
Corporation,  a  Texas  corporation  (the  "Company").
                                            -------


                                R E C I T A L S:
                                ---------------


     WHEREAS, concurrent with the execution of this Agreement the Company and Purchaser are entering into a Note Purchase Agreement (as defined below) pursuant to which IMAGIN will purchase from the Company Secured Convertible Promissory Notes in the principal amounts of $300,000 and $400,000 (the "Initial
                                                                         -------
Notes");  and
-----

     WHEREAS, the Initial Notes are convertible at the option of the holders into shares of the Company's Series C Preferred Stock, $1.00 par value (the "Series C Preferred Stock"), which shares are in turn convertible into shares of
 ------------------------
the  Company's  Common  Stock  (the  "Common  Stock");
                                      -------------

     WHEREAS, concurrent with the execution of this Agreement the Company is entering into a Loan Agreement with Purchaser which will provide the Company with advances of up to a total of $1,300,000 to be evidenced by convertible notes (the "Credit Notes," and referred to herein with the Initial Notes
              -------------
collectively  as  the  "Notes");
                        -----

     WHEREAS, the Credit Notes are convertible at the option of the holders into shares of the Company's Series D Preferred Stock, $1.00 par value (the "Series D
                                                                        --------
Preferred  Stock"),  which  shares  are  in  turn convertible into shares of the
----------------
Company's  Common  Stock;

     WHEREAS, the Company is granting warrants (the "Warrants") to the Purchaser to acquire shares of the Company's Common Stock in consideration for the purchase by Purchaser of PET scanners pursuant to the Equipment Purchase Agreement (as defined below);

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

                               A G R E E M E N T :
                               - - - - - - - - -

     1.   Definitions.  For  purposes  of  this  Agreement,  in  addition to the
          -----------
definitions set forth above and elsewhere herein, the following terms shall have the following respective meanings:

     "Acquisition  Shares"  shall  mean  the shares of Series C Preferred Stock,
      -------------------
Series D Preferred Stock and Common Stock which the Purchaser will have a right to acquire upon the conversion of the Notes.

     "Commission"  shall  mean  the  United  States  Securities  and  Exchange
      ----------
Commission  and  any  successor  agency.

     "Demand  Date" shall mean the date the Company receives the written request
      ------------
for registration of Registrable Stock from Purchaser pursuant to Section 3 hereof.

     "Equipment  Purchase Agreement" shall mean the Equipment Purchase Agreement
      -----------------------------
between  the  Company  and  Purchaser  dated  May  21,  2004.

     "Exchange  Act" shall mean the Securities Exchange Act of 1934, as amended,
      -------------
or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Holder"  shall mean the Purchaser and all transferees or assignees thereof
      ------
to whom the rights under this Agreement are assigned in accordance with the provisions of Section 8 hereof.

     "Note  Purchase  Agreement"  shall mean the Note Purchase Agreement between
      -------------------------
the  Company  and  the  Purchaser,  dated  May  21,  2004.

     "Person"  shall  mean  an  individual,  corporation,  partnership,  limited
      ------
partnership, syndicate, person (including, without limitation, a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

     "Register,"  "registered"  and "registration" shall refer to a registration
      ---------    ----------        ------------
effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

     "Registrable  Stock" shall mean (a) the Acquisition Shares, (b) the Warrant
      ------------------
Shares, (c) any shares of Common Stock or other capital stock issued as a dividend, or other distribution with respect to, or in exchange for, or in replacement of, any of the Acquisition Shares and/or the Warrant Shares, and (d) any shares of capital stock issued by way of a stock split of the Acquisition Shares and/or the Warrant Shares referred to in clauses (a) or (b) above. For purposes of this Agreement, any Registrable Stock shall cease to be Registrable Stock when (i) a registration statement covering such Registrable Stock has been declared effective and such Registrable Stock has been disposed of pursuant to such effective registration statement, (ii) such Registrable Stock is sold by a person in a transaction in which the rights under the provisions of this Agreement are not assigned, or (iii) all such Registrable Stock may be sold by any and all Holders pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act without registration under the Securities Act.

     "Securities  Act" shall mean the Securities Act of 1933, as amended, or any
      ---------------
similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Warrant  Shares"  shall  mean  the  shares  of  Common Stock issuable upon
      ---------------
exercise  of  warrants  issued  to  IMAGIN.

     2.   Restrictive  Legend.  Each certificate representing Acquisition Shares
          -------------------
and Warrant Shares shall, except as otherwise provided in this Section 2, be stamped or otherwise imprinted with a legend substantially in the form set forth in the Note Purchase Agreement or the Warrant, as applicable. A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company or the Company shall determine that the securities being sold thereby may be publicly sold without registration under the Securities Act or the transfer of such securities is permitted under the provisions of Regulation S, Rule 144(k) or Rule 144A (or any rule permitting public sale without registration under the Securities Act).

     3.   Registration  Rights.  Upon  the  written  request of Purchaser to the
          --------------------
Company, the Company shall use its reasonable best efforts to prepare and file with the Commission a registration statement on an applicable form, signed, pursuant to Section 6(a) of the Securities Act, by the officers and directors of the Company, with respect to the Registrable Stock. If the Company shall fail to register the shares of Registrable Stock, the Company shall deliver the unregistered shares of Registrable Stock to the Purchaser and such shares may be sold pursuant to and subject to the requirements of Rule 144 under the Securities Act. The Company's delivery of the unregistered shares shall be the Purchaser's sole remedy for any failure by the Company to register shares pursuant to this Section 3. In connection with this Section 3, the Company shall:

          (a) cause such registration statement to become effective on or before the three-month anniversary of the Demand Date and to remain effective through and including the earlier of (i) the time when all of the Registrable Stock has been sold pursuant to such registration statement or
     (ii) the time when all of the Holders of the Registrable Stock can sell all of the Registrable Stock pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act without registration under the Securities Act.

          (b) prepare and file with the Commission such amendments and supplements to such registration statement, signed, pursuant to Section 6(a) of the Securities Act, by the officers and directors of the Company, and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement;

          (c) furnish to the Holders such numbers of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto) in conformity with the requirements of the Securities Act and such other documents and information as they may reasonably request;

          (d) use its reasonable best efforts to register or qualify the Registrable Stock covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as required by law for the distribution of the Registrable Stock covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided, further, that the Company shall not be required to qualify such Registrable Stock in any jurisdiction in which the securities regulatory authority requires that any Holder submit any shares of its Registrable Stock to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Stock in such jurisdiction unless such Holder agrees to do so;

          (e) promptly notify each Holder for whom such Registrable Stock is covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to Holders of such securities, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

          (f) enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Stock to be so included in the registration statement;

          (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

          (h) use its reasonable best efforts to list the Registrable Stock covered by such registration statement with any securities exchange on which Holder Common Stock is then listed; and

          (i) after the effectiveness of the registration statement, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Stock to be sold, which certificates shall not bear any restrictive legends other than restrictive legends still required to be imposed by the Warrant or the Note Purchase Agreement.

     4.   Suspension  of  Trading.  Notwithstanding  any other provision of this
          -----------------------
Agreement, the Company shall have the right at any time to require that all Holders suspend further open market offers and sales of Registrable Stock whenever, and for so long as, in the reasonable judgment of the Company in good faith based upon the advice of counsel satisfactory to the Holders of a majority of the Registrable Stock, there is in existence material undisclosed information or events with respect to the Company (the "Suspension Right") such that the
                                                ----------------
registration statement would contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. In the event the Company exercises the Suspension Right, such suspension will continue for such period of time reasonably necessary for disclosure to occur at a time that is not materially detrimental to the Company or until such time as the registration statement does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, each as determined in good faith by the Company. The Company will promptly give the Holders notice, in a writing signed by an executive officer of the Company, of any exercise of the Suspension Right. The Company agrees to notify the Holders promptly upon termination of the Suspension Right. Notwithstanding the foregoing, under no circumstances shall Holder be entitled to exercise the Suspension Right for more than sixty calendar days in any twelve-month period.

     5.   Furnish  Information.  It  shall  be  a  condition  precedent  to  the
          --------------------
obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Stock held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     6.   Expenses  of Registration.  So long as the Company shall have received
          -------------------------
at least $700,000 in principal under the Initial Notes, all expenses incurred in connection with the registration pursuant to this Agreement, including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or comfort letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, reasonable fees and disbursements of counsel for the Company (collectively, the "Expenses"), shall
                                                               --------
be paid by the Company. If the Company has not received at least $700,000 in principal under the Initial Notes and Purchaser has requested registration pursuant to this Agreement, all Expenses shall be paid by Purchaser. In the event Expenses are to be paid by Purchaser, such Expenses shall be prepaid by Purchaser to the Company upon receipt of a reasonable estimate from the Company (the "Expenses Estimate"). To extent the Expenses Estimate exceeds actual
       ------------------
Expenses, Purchaser shall be reimbursed within 30 days of the effective registration of the Registrable Stock. To extent the Expenses Estimate is insufficient to cover total actual Expenses, Purchaser shall reimburse the Company for such excess within 30 days of receipt of an invoice for such excess Expenses. The parties agree that all underwriting discounts and commissions shall be the responsibility of the Holders.

     7.   Indemnification.
          ---------------

          (a) To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Holder, such Holder's directors and officers, any underwriter (as defined in the Securities Act), and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or any other applicable state or federal law, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Holder, such Holder's directors and officers, such underwriter or controlling person for any legal or other expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel and one local counsel for all of them unless, in the reasonable judgment of an indemnified party there is potential conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel and local counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this
     Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); provided, further, that the Company shall not be liable to any Holder, such Holder's directors and officers, underwriter or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, such Holder's directors and officers, underwriter or controlling person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder, such Holder's directors and officers, underwriter or controlling person, and shall survive the transfer of such securities by such Holder.

          (b) To the extent permitted by applicable law, each Holder shall indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter (within the meaning of the Securities Act) for the Company against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person or underwriter may become subject, under the Securities Act or any other applicable state or federal law, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement in reliance upon and in conformity with written information furnished expressly by or on behalf of such Holder for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter (but not in excess of expenses incurred in respect of one counsel and one local counsel for all of them unless, in the reasonable judgment to of an indemnified party, there is a conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel and local counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld), and provided, further, that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the net proceeds from the sale of the shares sold by such Holder under any such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Stock covered by such registration statement.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that the exercise of the foregoing right shall be conditioned upon the written acknowledgment of the indemnifying party to the indemnified party of the indemnifying party's obligation hereunder to indemnify the indemnified party for any losses arising from such action; and provided further, that in such event, the indemnified party shall have the right to retain its own counsel and local counsel, with all fees and expenses thereof to be paid by such indemnified party, and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, shall only release the indemnifying party from any of its obligations under this Section 7(c) if, and only to the extent that, such indemnifying party is materially prejudiced by such failure, but the omission to so notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

          (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     8.   Transfer of Registration Rights.  Subject to any transfer restrictions
          -------------------------------
set forth in the Note Purchase Agreement, the Notes, or the Warrants, the rights of any Holder under this Agreement with respect to any Registrable Stock may be transferred to any transferee of such Registrable Stock; provided, however, that
(i) the transferring Holder shall give the Company written notice at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred; (ii) such transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement; and (iii) immediately following such transfer the further disposition of such securities by such transferee is restricted under the Securities Act. Except as set forth in this Section 8, no transfer of Registrable Stock shall cause such Registrable Stock to lose such status.

     9.   Successors  and  Assigns.  Except  as  otherwise  expressly  provided
          ------------------------
herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Except as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

     10.  Counterparts;  Titles.  This  Agreement  may be executed and delivered
          ---------------------
(including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. The titles of the Sections of this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     11.  Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission or electronic mail transmission, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to an Investor, at such Investor's address as set forth on the Signature page of this Agreement, or at such other address as the Company or such Investor may designate by 10 days' advance written notice to the other parties hereto.

     12.  Amendments  and  Waivers.  Any  provision  of  this  Agreement  may be
          ------------------------
amended  and  the  observance  of  any provision of this Agreement may be waived
(either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least 50% of the Registrable Stock then outstanding. Any

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amendment or waiver effected in accordance with this Section 12 shall be binding upon each Holder of any securities subject to this Agreement at the time outstanding (including securities into which such securities are convertible), each future Holder and all such securities, and the Company. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     13.  Severability;  Entire  Agreement.  If  one  or more provisions of this
          --------------------------------
Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms. All prior agreements of the parties concerning the subject matter of this Agreement are expressly superseded by this Agreement.
This Agreement contains the entire Agreement of the parties concerning the subject matter hereof. Any oral representations or modifications of this Agreement shall be of no effect.

     14.  Governing  Law.  This  Agreement shall be governed by and construed in
          --------------
accordance with the laws of the State of Texas without regard to conflicts of law principles.

     15.  Forum;  Waiver  of  Jury  Trial.
          -------------------------------

          (a) All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Texas Superior Court or the United States Superior Court located in the City of Houston, Texas. The parties hereto hereby (i) submit to the exclusive jurisdiction of the Texas Superior Court or the United States Superior Court located in the City of
     Houston, Texas for the purpose of any action or proceeding arising out of or relating to this Agreement brought by any party hereto, and (ii) waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Agreement may not be enforced in or by any of the above-named courts.

          (b) EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTIONS OR PROCEEDINGS DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


Positron Corporation,                      IMAGIN Diagnostic Centres, Inc.,
a Texas corporation                        an Ontario, Canada corporation


By:  /s/ Gary H. Brooks                    By:  /s/ Cynthia R. Jordan
     Gary H. Brooks, President                  Name:  Cynthia R. Jordan
                                                Title: Chief Executive Officer


Address:  1304 Langham Creek Drive, #300,  Address: 1835 Yonge St., Suite 500
          Houston, Texas 77084                      Toronto, Ontario, Canada M4S
                                                    1XB


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